CADUS PHARMACEUTICAL CORPORATION
                             1993 STOCK OPTION PLAN

                                   ARTICLE I
                               PURPOSE OF THE PLAN

         The purpose of this Stock Option Plan (the "Plan") is to enable Cadus Pharmaceutical Corporation and its affiliates, as defined in Article X below (collectively the "Company"), to attract, retain and reward the best qualified executives, consultants and employees by granting Options, as defined in Article X below, to acquire common stock of the Company, in order to foster in such personnel an increased personal interest in the future growth and prosperity of the Company and to further identify the interests of such personnel with those of the stockholders of the Company. Options granted under the Plan may be Incentive Stock Options ("Incentive Stock Options") satisfying the requirements of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), or options which do not satisfy such requirements ("Non-Qualified Options").

                                   ARTICLE II
                                 ADMINISTRATION

         2.1 STOCK OPTION COMMITTEE. The Plan shall be administered by the Stock Option Committee (the "Committee"), which shall be comprised of two or more persons appointed by the Board of Directors (the "Board") from among the members of the Board. Members of the Committee shall not be eligible to receive awards under the plan while they are members of the Committee or for three months thereafter. Members of the Committee shall, unless otherwise determined by the Board, be "disinterested persons" as such term is defined in Rule 16b-3(c) under the Securities Exchange Act of 1934, as amended (the "Act"), as such rule or any successor rule is now or hereafter may be in effect. In this and all other respects the Plan is intended to comply with Rule 16b-3 of the Act, and any provision of the Plan contrary to Rule 16b-3 shall be deemed null and void to the extent permissible by law and deemed appropriate by the Committee.

         2.2 DURATION OF COMMITTEE MEMBERSHIP. The members of the Committee may be appointed or removed at any time and for any cause by vote of the Board of Directors.

         2.3 ACTIONS OF COMMITTEE. All decisions of the Committee shall be made by majority vote, by written ballot signed by the member of the Committee casting the vote.

         2.4 DETERMINATIONS OF GRANTS. The Committee has the power to determine to whom Options will be awarded, the date(s) of such
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award(s), the number of shares subject to each option, the schedule by which such Option first becomes exercisable with respect to the shares subject thereto, the exercise price, terms of payment, and other terms of each Option.

         2.5 INTERPRETATION. The interpretation and construction by the Committee of the provisions of the Plan or of the options shall be final unless otherwise determined by the Board. No member of the Board or of the Committee shall be liable for an action taken or determination made in good faith. The Company shall upon request furnish any information or documentation which the Committee deems necessary to perform its duties and functions under the Plan.

         2.6 AMENDMENTS OR DISCONTINUATION. The Board may make such amendments, changes, and additions to the Plan, or may discontinue or terminate the Plan, as it may deem advisable; provided, however, that no action shall reduce the value or impair the rights of any Options theretofore granted under the Plan; and provided, further, however, that the affirmative vote of the owners of a majority of the outstanding shares of Common Stock shall be necessary to effect any amendment to the Plan which would increase the number of shares of Common Stock subject to Options granted under the Plan or effect any other modification requiring stockholder approval in order for the Plan to satisfy the requirements of Section 422(b) of the Code or Rule 16b-3 under the Act.

         2.7 TERM OF PLAN. All grants shall be made, if at all, within ten years from the effective date of the Plan.

         2.8 EFFECTIVE DATE. The Plan shall become effective upon its adoption by the Board of Directors of the Company, subject to receipt of approval by the stockholders of the Company within 12 months after adoption by the Board of Directors. Subsequent to approval of the Plan by the Board of Directors, the Committee may grant options which shall be subject to approval of the Plan by the stockholders of the Company.


                                   ARTICLE III
                             SHARES SUBJECT TO PLAN

         3.1 DESCRIPTION OF SHARES. The stock to which the Plan applies is shares of the Company's common stock, $.001 par value ("Common Stock"), either authorized but unissued or shares issued and reacquired by the Company. The number of shares as to which Options may be granted pursuant to the Plan shall not exceed 2,000,000, subject to Section 3.2 hereof, except as adjusted in accordance with Article IX hereunder.

         3.2 RESTORATION OF UNPURCHASED SHARES. If any Outstanding


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Option (as defined below) expires or is terminated for any reason, the unexercised shares subject to that Option will again be available for the grant of Options under the Plan.

         3.3 RESERVATION OF SUFFICIENT SHARES. During the term of the Plan, the Company shall at all times reserve and keep available a number of shares sufficient to satisfy the requirements of the Plan.

                                   ARTICLE IV
                          ELIGIBILITY; TYPES OF OPTIONS

         4.1 ELIGIBILITY. Options shall be granted only to persons ("Participants") who at the time of granting are key executives, consultants or employees of the Company. Incentive Stock Options shall be granted only to persons who are at the time of grant employees of the Company.

         4.2 INCENTIVE STOCK OPTIONS. Incentive Stock Options, as defined in section 422 of the Code, may be granted under the Plan to key employees of the Company. Such Options are intended to be eligible for favorable federal income tax treatment. The aggregate Fair Market Value (as defined below), of the Common Stock for which Incentive Stock Options vest in any calendar year (under all plans, including the Plan, providing for the grant of options which satisfy the requirements of the Code for incentive stock options of the Company) shall not exceed $100,000.

         4.3 NON-QUALIFIED OPTIONS. Non-Qualified Options may be granted to executives, consultants or employees of the Company under the Plan. Such Options carry tax consequences as provided in the Code.

                                    ARTICLE V
                         TERMS AND CONDITIONS OF OPTIONS

         5.1 STANDARD FORMS OF OPTIONS. All Options shall be evidenced by written stock option agreements ("Stock Option Agreements"), which need not be identical, between the Company and the Participant in such form as the Committee shall from time to time approve, subject to the terms of the Plan. Each Stock Option Agreement shall state the type of Option to be granted, the total number of shares of Common Stock with respect to which the Option is granted, the terms and conditions of the Option, and the exercise price thereof.

         5.2 EXERCISE PRICE. The price at which the Common Stock subject to each option (the "Exercise Price") may be purchased shall be determined by the Committee. The Exercise Price per share of Common Stock for Incentive Stock Options granted under the Plan shall be at least equal to 100% of Fair Market Value, as defined in Article X below, of a share of Common Stock. The



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Exercise Price of Incentive Stock Options granted to a Participant who is a 10%
Owner, as defined in Article X below, shall be at least 110% of FMV. The Exercise Price of Non-Qualified Options granted under the Plan shall be at least 85% of FMV. The Exercise Price of an Option may be adjusted in accordance with
Article IX of the Plan.

         5.3 EXERCISE PERIOD. The Committee may set a schedule of vesting, prescribing the date or dates on which the Option becomes exercisable, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the attainment of stated goals.

         5.4 RIGHTS AS A STOCKHOLDER. No Participant shall have any rights as a stockholder with respect to shares of Common Stock subject to an Option until properly signed certificates for such shares have issued from the Company or its transfer agent and the ownership of such shares shall have been registered in the books maintained for such purposes. No adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issue.

         5.5 NO OBLIGATION TO EXERCISE. No Participant is obligated to exercise an Option.

         5.6 OTHER BENEFITS. Participation in the Plan shall not preclude a Participant from eligibility for any other benefit plan which the Company has adopted or may adopt.

         5.7 OTHER PROVISIONS. Stock Option Agreements entered into pursuant to the Plan may contain such other provisions (not inconsistent with the Plan) as the Committee or the Board may deem necessary or desirable, including, but not limited to, covenants on the part of the Participant not to compete, and remedies available to the Company in the event of the breach of any such covenant.

                                   ARTICLE VI
                               METHOD OF EXERCISE

         6.1 EXERCISABILITY. An Option may be exercised only as to shares with respect to which the Option has become vested at the time of exercise. To the extent so exercisable, an Option may be exercised in whole or in part, but no exercise for the purchase of fractional shares is allowable under the Plan.

         6.2 WRITTEN NOTICE. Options shall be exercised by written notice to the Company, addressed to the Company at its principal place of business. Such notice shall state the Participant's election to exercise the Option and the number of shares of Common Stock in respect of which it is being exercised, and shall be signed by the Participant.

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         6.3 METHOD OF PAYMENT. Notice of exercise must be accompanied by payment of the full Exercise Price of the number of shares the Participant has elected to purchase, except that the Committee may, at its sole discretion, arrange a deferred payment schedule at the time of exercise. Payment shall be in cash, by check or in stock of the Company that has been owned by the participant for at least six months, or notes of the Company or, as agreed to by the Board of Directors, other consideration.

         6.4 TAX WITHHOLDING. In the event that any federal, state or local income taxes, employment taxes, Federal Insurance Contributions Act ("FICA") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Option holder in connection with the exercise of an Option, the Option holder shall advance in cash to the Company the amount of such withholding(s). The Committee may, however, at its sole discretion, arrange an alternate method of payment of such withholding(s), except that, with respect to Participants subject to Section 16 of the Act, any such withholding arrangement shall be in compliance with any applicable provisions of Rule 16b-3 under the Act.

                                   ARTICLE VII
                            TERMINATION OF EMPLOYMENT

         7.1 TERMINATION OF EMPLOYMENT. The right to exercise any unexercised portion of any Option granted under the Plan shall terminate on the date of termination of all consulting and/or employee relationship(s) between the Company and the Participant, for any reason except as otherwise provided in Sections 7.2 or 7.5 below. A Participant's employment shall not be deemed terminated by reason of a transfer to another employer which is an Affiliate of the Company. The Committee, in its sole discretion, shall have the authority in connection with the grant of any particular Option or in connection with the termination of the consultancy and/or employment relationship of the holder of any particular Option to accelerate a vesting schedule and/or extend the time for exercise of all or any part of an Option in case of such a termination of relationship.

         7.2 TERMINATION WITH CAUSE. A Participant whose employment or consulting relationship with the Company is terminated for cause shall lose the right to exercise any unexercised portion of any Option granted under the Plan as of the date of termination. For purposes of this paragraph, "cause" shall be deemed to include dishonesty with respect to the employer, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information or other conduct substantially prejudicial to the business of the Company, except as otherwise prescribed by the Committee in connection with the grant of any particular Option. The Committee's determination of cause shall be final, binding and


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absolute for all purposes.

         7.3 TRANSFERABILITY. Options granted to a Participant under the Plan shall not be transferable otherwise than by will, by the laws of descent and distribution, or (if authorized in the applicable Stock Option Agreement) pursuant to a qualified domestic relations order ("QDRO") as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. During the Participant's lifetime, Options shall be exercised only by such Participant, such Participant's guardian or legal representative, or (if authorized in the applicable Stock Option Agreement) such Participant's transferee pursuant to a QDRO.

         7.4 DEATH OR DISABILITY OF PARTICIPANT. In the event a Participant dies or is disabled while in the employ of the Company, any Options theretofore granted to such Participant shall be exercisable only within the 12 months immediately succeeding such death or disability and then only (a) in the case of death, by the person or persons to whom the Participant's rights under the Option shall pass by will or the laws of descent and distribution, and, in the case of disability, by such Participant or his legal representative, and (b) if and to the extent that the Participant was entitled to exercise the Option at the date of the Participant's death.

         7.5 RETIREMENT. Voluntary retirement after fifteen years continuous service as an officer of the Company shall not be considered a termination for purposes of this Plan. In the event of such a retirement, a former officer may exercise any Option(s) held at the time of retirement, if and to the extent such former officer would have been entitled to do so had such former officer remained employed by the Company until the Option expiration date(s); provided, however, that an exercise of any such Option(s) that is (are) an Incentive Stock Option beyond the period provided in the Code may disqualify such exercise from the tax treatment afforded Incentive Stock Options under the Code.

         7.6 NO GUARANTEE OF EMPLOYMENT. Nothing contained in the Plan or in a Stock Option Agreement shall confer upon any Participant any right to continue in the employ or as a consultant of the Company, or interfere in any way with the right of the Company to terminate such Participant's employment or consultant relationship for any reason whatsoever, with or without cause, at any time.

                                  ARTICLE VIII
                                  REGISTRATION

         8.1 REVENUE STAMPS. The Company shall be responsible and shall pay for any transfer, revenue, or documentary stamps with respect to shares issued upon the exercise of Options granted


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under the Plan.

         8.2 LEGAL REQUIREMENTS. The Company shall not be required to issue certificates for shares upon the exercise of any Option unless and until, in the opinion of the Company's legal counsel, such issuance would not result in a violation of any state or federal securities or other law.

         8.3 PRIVATE OFFERING. The Options to be granted under the Plan are available only to a limited number of present and future key executives, consultants and employees of the Company who have knowledge of the Company's financial condition, management, and affairs. Such Options are not intended to provide additional capital for the Company but are to encourage stock ownership by the Company's key personnel. By the act of accepting an Option, in the absence of an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), Participants shall agree that upon exercise of such Option, they will acquire the shares of Common Stock that are the subject thereof for investment and not with any intention at such time to resell or redistribute the same, and they shall confirm such agreement at the time of exercise, but the neglect or failure to confirm the same in writing shall not be a limitation of such agreement.

         8.3 REGISTRATION OF PLAN. The Board of Directors may choose to register shares issuable pursuant to the Plan under the 1933 Act. Until such registration is made and declared effective, certificates for shares, when issued, shall have the following legend, or statements of other restrictions, endorsed thereon, and may not be immediately transferable:

         The shares of Common Stock evidenced by this certificate have been issued to the registered owner in reliance upon written representations that these shares have been purchased for investment. These shares may not be sold, transferred, or assigned unless, in the opinion of the Company and its legal counsel, such sale, transfer, or assignment will not be in violation of the Securities Act of 1933, as amended, applicable rules and regulations of the Securities and Exchange Commission and any applicable state securities laws.

The Company may also place a stop-transfer restriction in its share register, or instruct its transfer agent to do so, with respect to such shares.

         8.4 NOTICE OF DISQUALIFYING DISPOSITION. If a Participant sells or otherwise disposes of any share of Common Stock transferred to him pursuant to the exercise of an Option granted hereunder within two years from the date of the granting of the Option or within one year of the transfer of such shares to him (i.e., a "disqualifying disposition"), the Participant, within ten


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days thereafter, shall furnish to the Committee at the principal offices of the
Company, written notice of such sale or other disposition and the Company shall not be required to permit the transfer of such shares until, among other things, the requirements of Section 6.4 of this Plan have been satisfied with respect to such shares.

                                   ARTICLE IX
                         ADJUSTMENTS FOR CAPITALIZATION

         9.1 CHANGE IN FINANCIAL STRUCTURE. If the Company shall at any time change the number of issued shares of Common Stock without new consideration to the Company (through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination of shares, exchange of shares, issuance of rights to subscribe, or change in capital structure), appropriate adjustments shall be made by the Committee as to the maximum number of shares subject to the Plan and the number of shares and price per share subject to Outstanding Options as shall be equitable to prevent dilution or enlargement of option rights; provided, however, that any such adjustment shall comply with the rules of
Section 424(a) of the Code.

         9.2 ACCELERATED VESTING. In the event of a change of control of the Company, the Board of Directors may choose to (1) accelerate the vesting of all Outstanding Options and prescribe that all Options under the Plan shall terminate if unexercised within thirty days after such change of control; or (2) require that the person or persons in control of the Company immediately following such change of control shall assume and maintain the Plan as the Plan existed before the event or events leading to such change in control. In no event shall a change of control cause a Participant to lose the rights granted under an Option without having been given an opportunity to exercise such Option. A change of control for purposes of the Plan shall mean any event or series of related events with respect to which persons who were the stockholders of the Company immediately prior to such event or events do not, immediately thereafter, own more than 50% of the shares of the Company entitled to vote, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company, as determined by the Company.

                                    ARTICLE X
                               CERTAIN DEFINITIONS

         10.1 AFFILIATE. "Affiliate" shall mean a corporation which, for purposes of Section 422 of the Code, is a parent or subsidiary of the Company, direct or indirect.


         10.2 OPTION. "Option" means a right or option granted under


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the Plan.

         10.3 OUTSTANDING. An Option shall be considered "Outstanding" which has been granted by the Company and acknowledged as received by the Participant, unless and until such Option has been exercised, canceled, terminated or replaced by an equivalent Option.

         10.4 FAIR MARKET VALUE. "Fair Market Value" or "FMV" shall mean the fair market value of one share of Common Stock on the date an Option is granted, as determined by the Board of Directors or, if at the time of grant of an Option the Common Stock is publicly traded, then it shall mean the closing price of the Common Stock, as reported in the principal market in which the Common Stock trades, on the date of grant.

         10.5 10% OWNER. "10% Owner" shall mean any Participant who, at the time the Option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company.

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